EXHIBIT 10.8 - PMR AND ASSOCIATES INVESTOR RELATIONS
               SERVICES AGREEMENT DATED APRIL 6, 1999.
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      AGREEMENT OF INVESTOR RELATIONS SERVICES
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AGREEMENT dated this 6th day of April, 1999, by and between
The Auxer Group, Inc. (the "Company") having its principal place of business at 30 Galesi Drive, Wayne, NJ 07470 and
PMR and Associates, LLC (the "Consultant") having its principal place of business at 162 S. Santa Fe Road; Suite F-50, Encinitas, CA 92024.
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WHEREAS, The Company desires acquire the services of PMR and
Associates, LLC; and
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WHEREAS, PMR and Associates is a consultant with special
knowledge, skills and experience within the investment and
business community;
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THEREFORE, it NOW agreed that in consideration of the mutual convenants and agreements hereinafter set forth, the parties hereto agree as follows:
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     1.     Services
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The Consultant shall provide the following services:
Maintain investor package Liaison between the Company and shareholders Assist in development of investor website
Assist in drafting and dissemination of press releases. Maintain mailing lists Introduce industry analyst
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      2.     Compensation & Terms
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1.1     Retainer equal to $2000 per month for a minimum of
three (3) months from the date of this agreement.
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1.2     Finder's Fees of 10% of any funding arrangements
originating through introductions through the Consultant
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     3.     Other Covenants
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2.1     The Company shall indemnify and hold harmless the
Consultant for any acts conducted by the Company relating to this agreement;
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2.2     The Consultant shall indemnify and hold harmless the
Company for any acts conducted by the Consultant relating to this agreement;
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2.3      The Consultant shall abide by all federal and state
laws and regulations concerning investor relations, stock promotions and public disclosure requirements
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2.4      The Consultant shall keep confidential all
materials and information obtained and derived as result of this agreement and this relationship with the Company
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Agreed Upon By:            Patrick M. Rost, PMR & Assoc
Dated:
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Agreed Upon By:            Eugene Chiaramonte, Auxer
                           Group
Dated: